UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 16, 2005

Magellan Health Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Nod Road Avon, Connecticut	06001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.

On May 16, 2006, at the annual meeting of shareholders of Magellan Health Services, Inc. (the “Company”), the shareholders of the Company approved the Company’s 2006 Management Incentive Plan (the “2006 MIP”), 2006 Director Equity Compensation Plan (the “Director Plan”) and 2006 Employee Stock Purchase Plan (the “ESPP”). The three plans were adopted by the Board of Directors on February 24, 2006, subject to shareholder approval. Accordingly, each of the 2006 MIP, the Director Plan and the ESPP became effective on May 16, 2006. The following summaries of the three plans are qualified in their entirety by reference to the text of the plans, which are attached as exhibits to the Company’s Registration Statements on Form S-8 filed with the Securities and Exchange Commission on May 17, 2006 and incorporated herein by reference.

The 2006 MIP permits the grant of stock options, stock appreciation rights, restricted stock and stock units and other performance awards and other incentive awards to certain officers and employees of the Company. A maximum of 2,750,000 shares of Ordinary Common Stock, of which a maximum of 300,000 shares may be restricted stock or restricted stock units, may be issued under the 2006 MIP, subject to certain antidilution  adjustments in the event of a recapitalization of the Company. The maximum number of shares available for grant to an individual participant under the plan in one calendar year is 2,000,000 shares of Ordinary Common Stock, subject to certain limitations under the 2006 MIP.

The Director Plan provides for the award of restricted stock and stock options to independent directors of the Company immediately following each qualifying annual meeting of shareholders of the Company, or upon commencing service as a director if on a date other than the annual meeting of shareholders. An annual award of restricted shares and options for each director will consist of 750 shares of restricted stock and a number of options, valued based on the Black-Scholes option pricing model, equal to the fair market value of 2,250 shares of Ordinary Common Stock as of the award date, with adjustments for those directors whose service commenced subsequent to the annual meeting of the shareholders.

The ESPP provides Company employees with the opportunity to purchase common stock of the Company through payroll deductions at a purchase price equal to ninety-five percent of the closing price of the Company’s stock on NASDAQ at the end of each offering period. 100,000 shares of Ordinary Common Stock have been reserved for issuance under the plan, subject to certain antidilution adjustments in the event of a recapitalization of the Company.

On February 24, 2006, as compensation during fiscal year 2006, the Company awarded options to purchase shares of its Ordinary Common Stock, $0.01 par value per share, of the Company (the “Ordinary Common Stock”), as well as restricted stock unit awards relating to shares of Ordinary Common Stock to certain members of management and employees, pursuant to the Company’s director approved 2006 MIP, conditioned upon approval of the 2006 MIP by the Company’s shareholders. These option grants permit the purchase of a total of 909,499 shares of Ordinary Common Stock, and are exercisable at a price of $38.52 per share, the average of the opening and closing prices of the common stock on the February 24, 2006 date of grant. A total of 115,524 restricted stock units were granted to the Company’s management and employees. The restricted stock units vest ratably over three years. The options have ten-year terms and vest ratably over three years, and in certain cases vesting is subject to the satisfaction of specified performance targets. The vesting of the options and restricted stock units will accelerate upon a change in control of the Company, as defined in the pertinent award notices. The restricted stock units can be settled by the Company upon vesting for an equal number of shares (subject to antidilution adjustments) or, at the option of the Company, in lieu of such shares by cash payments in the amount of the fair market value thereof. In connection with the foregoing restricted stock unit and option grants, the pertinent executive officers (as well as other officers and employees who received such awards) entered into Restricted Stock Unit Agreements and Stock Option Agreements, and related implementing award notices, with the Company, all of which are subject to the terms of the 2006 MIP. The form of such agreements and notices are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

The restricted stock units and option awards received by the executive officers of the Company on the terms described above are as follows:  Steven J. Shulman, Chief Executive Officer—35,144 restricted stock units and options to purchase 276,106 shares of Ordinary Common Stock, Rene′ Lerer, Chief Operating Officer—16,869 restricted stock units and options to purchase 132,531 shares of Ordinary Common Stock, Mark S. Demilio, Chief Financial Officer—10,645 restricted stock units and options to purchase 83,628 shares of Ordinary Common Stock, Daniel N. Gregoire—2,759 restricted stock units and options to purchase 21,675 shares of Ordinary Common Stock, Eric Reimer—2,521 restricted stock units and options to purchase 19,807 shares of Ordinary Common Stock, and Jeffrey N. West—1,600 restricted stock units and options to purchase 12,000 shares of Ordinary Common Stock. On May 16, 2006, the Company also granted to Mr. West 301 restricted stock units, and options to purchase 2,000 shares of Ordinary Common Stock at the price of $40.21 per share, the average of the opening and closing prices on May 16, 2006. Certain of the options awarded and all of the restricted stock units awarded to Messrs. Shulman, Lerer, Demilio, Gregoire and Reimer are subject to the attainment by the Company of certain performance targets.

The restricted stock and stock option awards received by the directors of the Company on May 16, 2006 on the terms described above are as follows:  Barry M. Smith, Michael Diament, William J. McBride, Michael P. Ressner, Saul E. Burian, Robert M. LeBlanc and Allen F. Wise, each received 750 shares of restricted stock and options to purchase 5,856 shares of Ordinary Common Stock at the price of $40.21 per share, the average of the opening and closing prices on May 16, 2006.

A copy of the form of the Restricted Stock and Stock Option Award Agreement entered into by the Company with certain of its directors in connection with the equity compensation grants described above is filed herewith as Exhibit 10.5.

Item 9.01 — Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
10.1	Form of Stock Option Agreement relating to the 2006 MIP.

10.2	Form of Notice of Stock Option Grant pursuant to the 2006 MIP.

10.3	Form of Restricted Stock Unit Agreement relating to the 2006 MIP.

10.4	Form of Notice of Restricted Stock Unit Award pursuant to the 2006 MIP.

10.5	Form of Restricted Stock and Stock Option Award Agreement pursuant to the Director Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

By:	/s/ Mark S. Demilio
	Name:	Mark S. Demilio
	Title:	Executive Vice President and Chief Financial Officer

Dated:  May 22, 2006

Exhibit Index

Exhibit No.	Exhibit
10.1	Form of Stock Option Agreement relating to the 2006 MIP.

10.2	Form of Notice of Stock Option Grant pursuant to the 2006 MIP.

10.3	Form of Restricted Stock Unit Agreement relating to the 2006 MIP.

10.4	Form of Notice of Restricted Stock Unit Award pursuant to the 2006 MIP.

10.5	Form of Restricted Stock and Stock Option Award Agreement pursuant tothe Director Plan.